Fourth-Quarter & Full Year 2014 Financial Results Supplemental Slides

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is attached to our press release and posted under “Supplemental Financial Data” in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated. 2 Forward-Looking Statements

Table of Contents

Table of Contents	

- Fourth-Quarter 2014 Highlights………………………………………… 4
- Fourth-Quarter 2014 Segment Highlights……………………………….. 5
- Gross Profit & Adjusted Operating Income………………………………. 6
- Adjusted Net Income & Cash EPS……………………………………... 7
- Adjusted Operating Income by Segment…………………………………. 8
- Cash Flows…………………………………………………………….. 9
- Cash Deployment………………………………………………………. 10
- Operating Metrics – Script Data…………………………………………. 11
- Full-Year 2015 Guidance………………………………………………. 12
- Forward-Looking Major Financial Drivers……………………………… 13

Appendix

- Capital Structure…………………………………………………………. 15
- Working Capital Management………………………………………….. 16
- Selected Branded Drug Patent Expirations……………………………... 17

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Continuing Operations Fourth-Quarter 2014 Highlights Adjusted Cash-Based Earnings per Diluted Share(1) 4 Full Year 2014 Q4 2014 Discontinued Operations(2) Total $0.96 $0.00 $0.96 $3.72 $0.04 $3.77 Revenue of $1,628M 6.0% increase y/y 1. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our website under ‘Supplemental Financial Data’ from the ‘Investors’ page. 2. Hospice pharmacy business and certain retail operations reported as discontinued operations. 3. Cash flows from continuing operations of $491.7M in 2014, including $120M settlement payments relating to Gale case (which was recorded in 2013). Adjusted diluted cash EPS of $0.96(1) 10.3% increase y/y Adjusted Operating Income(1) of $158M 9.2% increase y/y CFFO of $137M (FY2014 CFFO a record $612M(3) before settlement payments)

Fourth-Quarter 2014 Segment Highlights(1) 5 Long-Term Care Group Specialty Care Group ■ 4Q14 Revenue of $1,185.0M up 1.4% from the prior year quarter - 4Q14 marked the fourth consecutive quarter of year-over-year revenue growth - Scripts from net new business added throughout 2014 up 52% in 4Q14 vs. 4Q13 ■ Adjusted operating income(1) of $151.3M in 4Q14 lower by 5.7% - General pricing adjustments with PDPs and other payers, lower prescription volumes were key drivers for decline ■ Revenue in 4Q14 increased 20.7% year-over-year to $442.8M - Average patient counts were up 13% from 4Q13 - 20% growth in brand support services billable hours (represents continued momentum in commercialization services platforms) ■ 4Q14 Adjusted operating income(1) of $39.9M; 27.9% higher than 4Q13 - Specialty sourcing strategies key driver for improved performance - Fee-for-service platforms increased double digits from the comparable prior-year quarter 1. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our website under ‘Supplemental Financial Data’ from the ‘Investors’ page.

Gross Profit & Adjusted Operating Income[(1)(2)]

In millions, except per share data and %	Sequential 4Q 2014	Sequential 3Q 2014	Increase / (Decrease)	Prior Year 4Q 2013	Increase / (Decrease)
Net sales	$1,627.9	$1,608.1	1.2%	$ 1,536.2	6.0%
Cost of sales	1,273.5	1,256.6	1.3%	1,176.5	8.2%
Gross profit	$ 354.4	$ 351.5	0.8%	$ 359.7	(1.5%)
Rate	21.77%	21.86%	(9 bps)	23.41%	(164 bps)
SG&A expenses	174.9	178.9	(2.2%)	190.9	(8.4%)
Provision for doubtful accounts	21.9	19.9	10.1%	24.4	(10.2%)
Adjusted operating income from continuing operations[(3)]	$ 157.6	$ 152.6	3.3%	$ 144.3	9.2%

- Net sales increased 6.0% year-over-year to $1,628M
- 4Q14 gross profit of $354M decreased 1.5% from 4Q13, relatively stable sequentially
  - Gross margin rate adversely affected by lower script volumes, general pricing adjustments with PDPs and other payers, and a mix shift towards the SCG business
  - Sequential stabilization of gross margin reflects strong performance in SCG
- SG&A expenses of $175M declined 8.4% from 4Q13; 169 basis points lower as a percentage of net sales due to a continued focus on operating efficiency and other standardization initiatives
- Adjusted operating income increased 9.2% over 4Q13 to $158M

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding.
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.
3. Does not include cash-based EPS adjustment for amortization of intangibles.

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Adjusted Net Income & Cash EPS[1][2]

In millions, except per share data and %	Sequential 4Q 2014	Sequential 3Q 2014	Increase / (Decrease)	Prior Year 4Q 2013	Increase / (Decrease)
Adjusted operating income from continuing operations	$ 157.6	$ 152.6	3.3%	$ 144.3	9.2%
Adjusted interest expense, net of investment income	(24.6)	(22.6)	8.8%	(23.8)	3.4%
Adjusted income before income taxes	133.0	130.0	2.3%	120.6	10.3%
Income taxes	(52.5)	(50.4)	4.2%	(47.3)	11.0%
Income from continuing operations	$ 80.5	$ 79.6	1.1%	$ 73.2	10.0%
Income from discontinued operations	-	0.7	(100.0%)	2.7	(100.0%)
Net income	80.5	80.3	0.2%	75.9	6.1%
Intangible asset amortization - after tax	4.5	4.7	(4.3%)	5.0	(10.0%)
Goodwill amortization - tax deduction	7.8	7.1	9.9%	8.5	(8.2%)
Contingent convertible debenture interest - tax deduction	8.4	7.9	6.3%	7.6	10.5%
Adjusted cash earnings from continuing operations	$ 101.2	$ 99.3	1.9%	$ 94.3	7.3%
Adjusted weighted average diluted shares outstanding	105.6	105.5	0.1%	109.0	(3.1%)
Adjusted cash earnings per diluted share from continuing operations	**$ 0.96**	**$ 0.94**	**2.1%**	**$ 0.87**	**10.3%**
Adjusted cash earnings per diluted share from discontinued operations	$ -	$ 0.01	(100.0%)	$ 0.03	(100.0%)
Adjusted cash earnings per diluted share	$ 0.96	$ 0.95	1.1%	$ 0.90	6.7%
Adjusted operating income from continuing operations	$ 157.6	$ 152.6	3.3%	$ 144.3	9.2%
Adjusted depreciation and amortization	26.8	27.2	(1.5%)	27.4	(2.2%)
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") from continuing operations	$ 184.4	$ 179.8	2.6%	$ 171.7	7.4%

- Adjusted EBITDA from continuing operations increased 7.4% year-over-year
- Fourth-quarter cash EPS adjustments decreased modestly from prior year to $21M
- Adjusted cash earnings per diluted share from continuing operations of $0.96 increased 10.3% over 4Q13

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding.
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.

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Adjusted Operating Income by Segment[(1)]

In millions, except %	4Q 2014	4Q 2013	Increase / (Decrease)	Full Year 2014	Full Year 2013	Increase / (Decrease)
Long-Term Care Group						
Net sales	$1,185.0	$1,169.1	1.4%	$ 4,750.1	$ 4,627.9	2.6%
Adjusted operating income[(2)]	151.3	160.4	(5.7%)	632.2	634.1	(0.3%)
Rate	12.77%	13.72%	(95 bps)	13.31%	13.70%	(39 bps)
In whole numbers						
Per script data:						
Net sales / script	$ 43.32	$ 41.88	3.4%	$ 42.67	$ 41.15	3.6%
Adjusted operating income / script[(2)]	$ 5.53	$ 5.75	(3.8%)	$ 5.68	$ 5.64	0.7%
In millions, except %						
Specialty Care Group						
Net sales	$ 442.8	$ 366.9	20.7%	$ 1,667.2	$ 1,384.0	20.5%
Adjusted operating income[(2)]	39.9	31.2	27.9%	136.9	113.2	20.9%
Rate	9.01%	8.51%	50 bps	8.21%	8.18%	3 bps

- Full-year 2014 Long-Term Care adjusted operating income was consistent with prior year at $632.2M as efficiency benefits offset volume decreases
- Specialty Care Group 2014 adjusted operating income growth of 20.9% to $136.9M was driven by strong organic growth across all platforms and branded drug price inflation within our specialty pharmacy platform
- Adjusted operating loss for Corporate/Other segment in 2014 was $159.7M

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding.
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.

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Cash Flows(1)

In millions, except %	Sequential 4Q 2014	3Q 2014	Increase / (Decrease)	Prior Year 4Q 2013	Increase / (Decrease)(3)
Net income / (Loss)	$ (6.0)	$ 64.8	(109.3%)	$ (83.7)	92.8%
(Income) / Loss from discontinued operations	$ (2.7)	$ 3.2	(184.4%)	$ 142.3	(101.9%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	15.0	14.7	2.0%	14.4	4.2%
Amortization expense	16.8	18.6	(9.7%)	19.1	(12.0%)
Loss from disposition	-	0.3		3.2	(100.0%)
Loss on debt extinguishment	61.0	0.0	100.0%	0.6	NM
Deferred tax provision	(6.2)	52.2	(111.9%)	(0.3)	NM
Asset Impairment Charges	60.2	-	100.0%	-	100.0%
Litigation settlement payments	-	(120.0)	(100.0%)	-	0.0%
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	(0.9)	(69.6)	98.7%	(72.1)	98.8%
Net cash flows from (used in) operating activities of continuing operations	$ 137.2	$ (35.7)	484.3%	$ 23.5	483.8%
Net cash flows from (used in) operating activities of discontinued operations	-	(5.3)	100.0%	(11.1)	100.0%
Net cash flows from (used in) operating activities	137.2	(41.0)	434.6%	12.4	1006.5%
Capital expenditures	14.7	19.8	(25.8%)	21.7	(32.3%)
Dividends paid	21.9	19.4	12.9%	19.9	10.1%
Free cash flow from (used in) continuing operations(2)	$ 100.6	$ (74.9)	234.3%	$ (18.1)	655.8%

- Fourth-quarter operating cash flows of $137M affected by capital restructuring charges, one-time asset impairment charge, and improvements in working capital management
  - Full-year 2014 operating cash flows of $492M; adding back settlement payments of $120M would equate to a record $612M in total

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding.
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations.
3. NM = Not meaningful.

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Cash Deployment 10  Repurchased 850 thousand shares for an aggregate amount of $60 million in 4Q14  Additional $15 million was paid up front for an Accelerated Share Repurchase (ASR) program; remaining shares delivered in 1Q15  Increased quarterly dividend 10% to $0.22 per share, marking the fifth consecutive annual increase since 2010  More than $1 billion of capital has been returned to shareholders over the last three years representing 69% of cash flows from operating activities of continuing operations  As of December 31, 2014, Omnicare had $265 million of share repurchase authorization remaining 1. Each period presented included required quarterly repayment of the term loan. In 4Q14, Omnicare repurchased $400 million in principal amount of 7.75% senior subordinated notes due 2020. In addition, $103 million principal amount of 3.75% convertible senior subordinated notes due 2042 were repurchased and $287 million in principal amount were presented for conversion. 2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization FY2014. Average Market Capitalization = Avg. Share Price FY2014 * Diluted Average Shares Outstanding FY2014. 3. NM = Not meaningful. 0% 2% 4% 6% 8% $- $75 $150 $225 $300 $375 $450 $525 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Capital Returned to Stockholders (2) (In millions, except %s) Dividends Paid Share Repurchases % Returned In millions, except % 4Q 2014 4Q 2013 Increase / (Decrease)(3) FY 12/31/14 FY 12/31/13 Increase / (Decrease) Net cash flows from operating activities of continuing operations (reported) 137.2$ 23.5$ 483.8% 491.7$ 479.5$ 2.5% Capital expenditures 14.7 21.7 (32.3%) 82.5 95.0 (13.2%) Acquisitions 1.6 0.1 NM 1.6 3.9 (59.0%) Net debt and long term borrowings and repayment (1) 178.2 7.2 NM 371.1 213.6 73.7% apital returned: Dividends paid 21.9$ 19.9$ 10.1% 80.3$ 62.9$ 27.7% Share repurchases, net(2) 75.0 129.7 (42.2%) 235.4 221.0 6.5% Total capital returned 96.9$ 149.6$ (35.2%) 315.7$ 283.9$ 11.2% % of net cash flows from operating activities of continuing operations 70.6% 636.6% NM 64.2% 59.2% 500 bps

Prior Year In thousands, except % 4Q 2014 3Q 2014 Increase / (Decrease) 4Q 2013 Increase / (Decrease) Long-Term Care Group Scripts: Generic scripts dispensed 20,204 20,506 (1.5%) 20,404 (1.0%) Branded scripts dispensed 3,895 3,892 0.1% 4,215 (7.6%) Over-the-counter scripts dispensed 3,256 3,301 (1.4%) 3,294 (1.2%) Total LTC Group scripts 27,355 27,699 (1.2%) 27,913 (2.0%) Calendar days 92 92 0.0% 92 0.0% LTC scripts per calendar day 297 301 (1.3%) 303 (2.0%) Generic dispensing rate(1) 83.8% 84.0% (21 bps) 82.9% 96 bps Sequential Operating Metrics Script Data 82.9% 83.8% 82.5% 83.0% 83.5% 84.0% 84.5% Generic Dispensing Rate(1) 11 1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.  LTC scripts were 1.2% lower sequentially, reflecting continued elevated uncontrollable losses and lower utilization levels  LTC scripts were 2.0% lower year-over-year as a result of lower utilization and census activity  Generic dispensing rate increased 96 bps year-over- year to 83.8% as a result of a few generic introductions, but was down 21 bps from 3Q14 due to an increase in flu-related scripts

Full-Year 2015 Guidance 1. Guidance provided on February 25, 2015. 2. Excludes special items and discontinued operations. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under ‘Supplemental Financial Information’ at http://ir.omnicare.com 3. FY14 results exclude discontinued operations and include settlement payments of $120 million. 2015 guidance excludes the impact of settlement payments. 12 Net sales FY14 Results Adjusted cash earnings per diluted share from continuing operations(2) Cash flow from continuing operations(3) $6.4B $3.72 $492M Anticipate double-digit revenue, operating income growth from Specialty Care Group Considers $4M-$5M year-over-year decline in after-tax cash-based adjustments Considers assumption for capital allocation, increased dilution from convertible bonds FY15 Guidance(1) % Change $6.5B to $6.7B $4.08 to $4.16 $525M to $625M 2% to 5% 10% to 12% 7% to 27%

Forward-Looking Major Financial Drivers(1) 13 1. Information on this slide is not intended to represent the company’s financial guidance for 2015 and 2016. Volume growth – Long-Term Care 2014 Brand-to-generic Payer pricing 2015 2016 Key Drivers Volume growth – Specialty Care Brand drug price inflation Operating efficiencies Dilution from convertible debentures Cash-based EPS adjustments Capital deployment Negative Neutral Negative Positive Positive Positive Negative Neutral Positive Negative Positive Negative Positive Positive Positive Negative Negative Positive Positive Positive Negative Positive Positive Positive Negative Neutral Positive

Appendix

Capital Structure 4Q14 Initiatives Have Created More Predictable Debt Structure $252M $20M $20M $20M $315M $241M $400M $300M $80M $307M $424M $0M $200M $400M $600M 2015 2016 2017 2018 2019 2020 2021 2022 2024 2025 2033 2042 2044 Previous Maturity Schedule Current Maturity Schedule Composition of Debt: Convertibles (1) (2) Maturity Schedule Composition of Debt: Floating Rate 68% 32% Convertible Non-Convertible 53% 47% Convertible Non-Convertible 15 Before After 32% 68% Floating Rate Fixed Rate 17% 83% Floating Rate Fixed Rate Before After 1. Includes $20 million of Term Loan A, $186 million of 2035 convertible debentures, and $46 million of tax recapture. 2. Reflects deferral of put on the 2035 exchange notes.

Working Capital Management Five Quarter Trend(1) 40.1 32.9 29.5 36.2 37.5 41.7 43.3 39.2 37.3 32.7 25 30 35 40 45 50 55 60 65 70 75 5 10 15 20 25 30 35 40 45 4Q13 1Q14 2Q14 3Q14 4Q14 Days of Inventory On Hand (DOH) Days Sales Outstanding (DSO) 16 Efficiency initiatives have driven working capital improvements 1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter); DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter).

Selected Branded Drug Patent Expirations[(1)]

2015		2016
1Q15 - Launched	**2Q15**	Advair Diskus
Androgel	Abilify	Azor
Clobex Spray	Actonel	Benicar
Colcrys	Fazaclo ODT	Benicar HCT
Focalin XR	Oxytrol	Crestor
Lamictal ODT	Renagel	Enablex
Stromectol (Tab)	Renvela	Gleevec
Zyvox IV	Welchol	Nuvigil
	Zyvox	Seroquel XR
	Nexium	Zetia
3Q15	**4Q15**	
Aggrenox	Avodart	
Invega ER	Copaxone (20MG)	
Namenda IR	Patanol	

1. All generic launches are subject to change due to litigation or pediatric exclusivity.

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Fourth-Quarter & Full Year 2014 Financial Results Supplemental Slides